SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 3, 2007
Date of report (Date of earliest event reported)
PIPER JAFFRAY COMPANIES
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

800 Nicollet Mall, Suite 800
Minneapolis, Minnesota		55402

(Address of Principal Executive Offices)		(Zip Code)
(612) 303-6000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Equity Purchase Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement
     On July 3, 2007, Piper Jaffray Companies (the “Company”) entered into an Equity Purchase Agreement (the “Agreement”) pursuant to which the Company agreed to purchase all equity interests in Goldbond Capital Holdings Limited, a company with limited liability organized under the laws of Hong Kong (“Goldbond”). The Agreement is among the Company, all owners of the equity interests in Goldbond (the “Sellers”), Ko Po Ming, who is the Chairman and Chief Executive Officer of Goldbond, and certain individuals and entities who are owners of certain Sellers. Goldbond is an investment bank and financial services company based in Hong Kong. The purchase price under the Agreement is $51.25 million, all of which will be paid in cash at the time of close except $4.1 million to be paid in restricted stock of the Company as partial consideration for the equity interest held by one of the Sellers. The purchase price is subject to adjustment based on a post-signing audit of Goldbond’s consolidated net asset value as of March 31, 2007.
     The Company currently expects the transaction covered by the Agreement to close in the third quarter of 2007, subject to customary closing conditions and certain regulatory approvals, including approval from the shareholders of Goldbond Group Holdings Limited, an indirect equity holder in Goldbond that is listed on the Hong Kong Stock Exchange.
     The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure
     On July 3, 2007, the Company issued a press release announcing the execution of the Agreement. This press release is furnished as Exhibit 99.1 hereto. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
2.1	Equity Purchase Agreement, dated July 3, 2007, among Piper Jaffray Companies, the Sellers listed on the signature page thereto, Ko Po Ming, and the Principals listed on the signature page thereto (excluding schedules and exhibits, which Piper Jaffray Companies agrees to furnish to the Securities and Exchange Commission upon request)

99.1	Press Release dated July 3, 2007

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES
Date: July 3, 2007	/s/ Thomas P. Schnettler
Thomas P. Schnettler
Vice Chairman and Chief Financial Officer

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EXHIBIT INDEX

No.	Description	Manner of Filing
2.1	Equity Purchase Agreement, dated July 3, 2007, among Piper Jaffray Companies, the Sellers listed on the signature page thereto, Ko Po Ming, and the Principals listed on the signature page thereto	Filed Electronically

99.1	Press Release dated July 3, 2007	Filed Electronically